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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 5, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-27354                  65-0403311
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(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)

   30831 Huntwood Ave., Hayward, CA                                94544
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

     On April 5, 2005, Impax received a Nasdaq Staff determination letter indicating that Impax failed to comply with the requirement for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14) because Impax failed to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "2004 Form 10-K") with Nasdaq and, therefore, Impax's common stock is subject to delisting from The Nasdaq Stock Market. Impax intends to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff's determination, although there can be no assurance that the Panel will grant Impax's request for continued listing. Impax had previously notified Nasdaq of the delinquent 2004 Form 10-K on March 31, 2005.

     The letter also informed Impax that, as a result of the delinquent 2004 Form 10-K, a fifth character "E" will be appended to Impax's trading symbol and that the trading symbol for Impax's common stock will be changed from "IPXL" to "IPXLE" at the opening of business on April 7, 2005.

     A copy of Impax's press release concerning the foregoing is attached as
Exhibit 99.1 to this Form 8-K and is furnished herewith for purposes of Regulation FD.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits.

                   99.1 - Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMPAX LABORATORIES, INC.

Date:   April 7, 2005                        By:    /s/ Barry R. Edwards
                                                    -----------------------
                                             Name:  Barry R. Edwards
                                             Title: Chief Executive Officer

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